UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21547

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2022

DATE OF REPORTING PERIOD: November 1, 2021 through April 30, 2022

Item 1(a) Report to shareholders.

June 24, 2022

The Board of Trustees and Shareholders of Calamos Global Total Return Fund

2020 Calamos Court

Naperville, IL 60563

We are aware that our report dated June 17, 2022, on our review of the interim financial information of Calamos Global Total Return Fund appearing in this Semi-Annual Report on Form N-CSR for the six month period ended April 30, 2022, is incorporated by reference in Registration Statement No. 811-21547 on Form N-2.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

TIMELY INFORMATION INSIDE

Global Total Return Fund (CGO)

SEMIANNUAL REPORT APRIL 30, 2022

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CALAMOS CLOSED-END FUNDS

Innovative Solutions for
the Search for Income

About Calamos Investments:

•An innovator in dynamically allocated closed-end funds since 2002

•Funds offer competitive distributions through our multi-asset class approach and strategies that have been less dependent on interest rates

•Total return and enhanced fixed income funds can meet a range of investor needs

•Distribution policies seek to provide steady monthly income

•Currently managing $9.0 billion in seven closed-end funds*

*As of 4/30/2022.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your semiannual report for the six months ending April 30, 2022. In this report, you will find commentary from our portfolio management team, a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of Calamos Global Total Return Fund (CGO).

Before we explore the markets, economy, and CGO at greater length, all of us at Calamos Investments thank you for your continued trust. There is no doubt the current market environment is challenging. In the newsfeeds, discouraging headlines—rising interest rates, oil prices, inflation, supply chain issues—have tended to overshadow more positive data, such as strong corporate earnings, improving employment data, and good consumer balance sheets.

In uncertain times, it is often easy to forget all the unprecedented hurdles that the economy has navigated. I began my investing career more than 50 years ago in the difficult financial markets of the 1970s, a time characterized by soaring inflation; rising rates; difficult conditions across asset classes; and geopolitical uncertainties, including the Cold War. Through the ensuing decades, I’ve seen there are long-term investment opportunities in all environments.

Although no economic, interest rate or market cycle is exactly like the last, we are confident in the long-term resilience of the global economy. More important, we are confident in our ability to turn market volatility into long-term opportunity for the shareholders of the Calamos Funds—through a variety of environments.

Market Review

During the semiannual period, surging volatility and sharp rotations roiled global financial markets. Russia’s invasion of Ukraine, a decidedly more hawkish stance from the Federal Reserve, rising interest rates, and Covid-19 lockdowns in China exacerbated investors’ longer-term anxieties about inflation, supply chains, commodity shortages, and interest rates. Oil prices soared and the yield of the 10-year US Treasury spiked upward, as did mortgage rates.

Against this backdrop, few areas of the global capital markets remained unscathed, and stock, bond, and convertible security markets retreated.* As emotions ran high, even fundamentally strong companies experienced sharp sell-offs.

Letter to Shareholders

2   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Innovative Multi-Asset Approach Supports the Search for Steady, Attractive Income

Our experience with closed-end funds dates back to 2002, and we have always recognized that many investors choose closed-end funds to support their search for income. Like all our closed-end funds, CGO is managed with the goal of providing steady (although not assured) monthly distributions. We believe our innovative approach will be an especially important differentiator given the unusual economic and market environment we find ourselves in.

We employ a managed distribution policy within this Fund with the goal of providing shareholders a consistent and attractive distribution stream. As of April 30, 2022, the monthly per share distribution rate was $0.1000 and the annualized distribution rate was 9.27%† on market price. While interest rates rose sharply during the semiannual period with the yield on the 10-year Treasury rising from 1.55% to 2.89%, rates remain modest in absolute terms historically, and negative in real terms (below the rate of inflation). This was more so true for the dividend yield on the S&P 500 Index, which stood at 1.56%. Therefore, the Fund’s 9.27% annualized distribution rate soundly outdistances both fixed income and equity alternatives.

Moreover, the Fund had no return of capital associated with distributions in 2021, nor are there any estimated return of capital components in distributions paid in fiscal year 2022 as of April 30, 2022.

Outlook

These next months will continue to test the resolve of investors. We are prepared for persistent market volatility and saw-toothed market performance that may include some more sharp sell-offs. The current headline issues are each enough to cause powerful crosscurrents, and the markets must navigate them all. Moreover, as midterm elections in the US approach, we expect the uncertain US fiscal policy backdrop will add to market participants’ already heightened apprehension. Against this backdrop, we are likely to see sentiment-driven market behavior, where strong companies with good potential will also face pressure.

In a market environment driven by emotional decision making and short-term perspective, we believe our active management provides a considerable advantage. Although markets are generally efficient over the long term, they may be anything but efficient over the short term, which can create opportunities for experienced investors with long-term horizons.

†Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/22 distribution was $0.1000 per share. Based on our current estimates, we anticipate that approximately $0.1000 is paid from ordinary income or capital gains and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains, and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. The distribution rate may vary.

Letter to Shareholders

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   3

Asset Allocation Considerations

Unfortunately, no one can predict the short-term twists and turns in the market. The best strategy is to maintain a long-term perspective and not give in to the temptation to try to time the market. With stock and bond markets likely to continue in a saw-toothed fashion, making significant short-term shifts in your asset allocation can be dangerous, particularly if your financial goals and risk tolerance haven’t changed. Too often, when investors let emotion and short-term perspective drive decisions, they catch the downside and miss the upside.

However, with a risk-managed portfolio foundation in place, it may be easier to ride out the ups and downs in the market. We believe that CGO’s multi-asset-class approach that seeks lower volatility participation in the stock market especially makes sense for these times. In addition to global equities, the Fund provides access to our decades of experience using convertible securities to pursue enhanced risk/reward. Convertible securities are hybrid instruments that blend stock and fixed income characteristics. With active management, they can provide an attractive way to pursue stock market upside with potentially less exposure to the downside. Additionally, convertible securities have historically outperformed traditional bonds when interest rates rise, which makes them an especially attractive choice in the current environment.

Although the convertible securities market is one area that has experienced unusual performance over the short term, we believe the long-term case for convertibles remains intact and that our actively managed approach will enable us to transform recent volatility into opportunity.

Depending on your needs, your investment professional may recommend that you consider additional Calamos closed-end funds to help you address your search for income, capital appreciation or both. On page 5, we provide an overview of our enhanced fixed-income and total-return offerings.

Conclusion

With so many variables shaping the markets right now, staying focused on the long term is paramount. It wasn’t that long ago that people thought the Covid-19 pandemic would change the way businesses operated and people interacted forever, and global markets overreacted to the downside. Markets sprang back in a similarly dramatic fashion as pandemic fears receded. Although it may be difficult for investors, it is not surprising that markets are now moderating from these heights.

In the midst of these sorts of short-term swings, we believe our team’s decades of experience in the markets and our active, risk-managed approach will allow us to position the Fund advantageously. In these fast-moving markets, our team relies on discipline and a long-term perspective to manage downside risks and pursue opportunities across asset classes.

Letter to Shareholders

4   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

To learn more about Calamos Investments’ views of the economy, markets and asset allocation, please visit our website, www.calamos.com. We thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

*Returns for the six months ended April 30, 2022: The S&P 500 Index, a measure of the US stock market, returned -9.65%. The MSCI All Country World Index, a measure of global stock market performance, returned -11.45%. The ICE BofA All US Convertibles Index, a measure of the US convertible securities market, returned -15.19%. The Refinitiv Global Convertible Bond Index, a measure of the global convertible bond market, returned -16.33%. The Bloomberg US Corporate High Yield 2% Issuer Capped Index, a measure of the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer, returned -7.40%. The Bloomberg US Aggregate Bond Index, a measure of the US investment-grade bond market, returned -9.47%, the Bloomberg US Government/Credit 1-3 Year Index, a measure of US short-term bond performance, returned -3.24%.

Source: Calamos Advisors LLC.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in US dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

The Calamos Closed-End Funds: An Overview

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   5

Enhanced Fixed-Income and Total-Return Strategies

Calamos closed-end funds draw upon decades of our pioneering experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. Our closed-end funds can be broadly grouped into two categories: enhanced fixed income and total return. The funds share a focus on producing income while offering exposure to various asset classes and sectors.

ENHANCED FIXED INCOME Portfolios positioned to pursue high current income from income and capital gains

OBJECTIVE: US ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund (Ticker: CHI)

Invests in high-yield and convertible securities, primarily in US markets.

Calamos Convertible and High Income Fund (Ticker: CHY)

Invests in high-yield and convertible securities, primarily in US markets.

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed-income securities, alternative investments and equities.
TOTAL RETURN Portfolios positioned to seek current income, with increased emphasis on capital gains potential

OBJECTIVE: US TOTAL RETURN

Calamos Strategic Total Return Fund (Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in US markets.

Calamos Dynamic Convertible and Income Fund (Ticker: CCD)

Invests in convertibles and other fixed-income securities. To help generate income and achieve a favorable risk/reward profile, the investment team also has the flexibility to sell options.

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund (Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds in both US and non-US markets.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ)

Invests in a long/short equity strategy and a broad array of income-producing assets as part of a global approach.

Additional Information About the Fund

6   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURN† aS OF 4/30/22

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Calamos Global Total Return Fund
Market Value	-14.91%	-12.67%	11.07%	8.45%
NAV	-21.75	-16.35	8.54	7.61
50%ACWI(NR)-25%RefinitivGlblCv-25%BBGUSHY2%Cap Index	-11.72	-7.85	7.61	7.73
MSCI ACWI Index (Net)	-11.63	-5.44	9.46	9.21
Refinitive Global Convertible Bond Index	-16.33	-15.39	7.17	6.73
Bloomberg US Corp HY 2% Issuer Capped Index	-7.40	-5.22	3.68	5.25

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The 50%ACWI(NR)-25%RefinitivGlblCv-25%BBGUSHY2%Cap Index is blended from 50% - MSCI ACWI Index (MXWD), 25% - Refinitive Global Convertible Bond Index and 25% - Bloomberg US Corp HY 2% Issuer Capped Index.

The MSCI ACWI Index (Net) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets and emerging markets. The index is calculated in both US dollars and local currencies. Net return basis approximates the minimum possible reinvestment of regular cash distributions by deducting withholding tax based on the maximum rate of the company’s country of incorporation applicable to institutional investors.

The Refinitiv Global Convertible Bond Index (USD) is designed to represent the global convertible market.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Investment Team Discussion

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   7

TOTAL RETURN* AS OF 4/30/22

Common Shares – Inception 10/27/05
	6 Months	1 Year	Since Inception**
On Market Price	-14.91%	-12.67%	8.36%
On NAV	-21.75%	-16.35%	8.10%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	18.1%
Consumer Discretionary	16.6
Financials	13.3
Industrials	10.5
Health Care	9.2
Communication Services	7.6
Consumer Staples	6.0
Materials	6.0
Energy	5.1
Other	2.7
Utilities	0.4
Real Estate	0.4

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

GLOBAL TOTAL RETURN FUND (CGO)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Global Total Return Fund (CGO) is a total-return-oriented offering that seeks to provide an attractive monthly distribution. We invest in a diversified portfolio of global equities, convertible securities and high yield bonds. The allocation to each asset class is dynamic and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe that the Fund can be optimally positioned over the long term to generate capital gains and income. This broader range of security types also provides us with increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles. Through this approach, we seek to offer investors an attractive monthly distribution and equity participation.

We believe having a relatively high level of exposure to convertible and equity assets is advantageous for the portfolio, albeit on a selective and risk-managed basis, as we consider both geopolitical turmoil and the impact of rising interest rates.

We invest in both US and non-US companies, favoring companies with geographically diversified revenue streams and global business strategies. We emphasize companies that we believe offer reliable debt servicing, respectable balance sheets and sustainable prospects for growth.

How did the Fund perform over the semiannual period?

The Fund returned -21.75% on a net asset value (NAV) basis for the six months ended April 30, 2022 (“semiannual period”). On a market price basis, the Fund returned -14.91% versus a return of -11.72% for a Comparator Index comprised of 50% MSCI ACWI Index (Net Returns), 25% Refinitiv Global Convertible Bond Index and 25% Bloomberg US Corporate High Yield 2% Issuer Capped Index over the same period. At the end of the reporting period, the Fund’s shares traded at a 9.01% premium to net asset value.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as interest rates, general market sentiment or future expectations. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best-utilized long term within asset allocations, we believe that NAV return is the better measure of a fund’s performance. However, when managing the fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

Investment Team Discussion

8   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund’s distributions during the reporting period.

We employ a level rate distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. In each month of the period, the Fund distributed $0.1000 per share, resulting in a current annualized distribution rate of 9.27% of market price as of April 30, 2022. The Fund had no return of capital associated with distributions in 2021.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2022, the dividend yield of S&P 500 Index stocks averaged approximately 1.56%. Yields were also low within the US government bond market, with the 10-year US Treasury yielding 2.89%.

What factors influenced performance over the semiannual period?

Global stocks and convertible securities struggled in the semiannual period as markets traversed a global landscape characterized by higher inflation, rising interest rates, and heightened geopolitical tension. Looking ahead, investors and companies alike have lowered expectations given the risks presented by interest rates, the war in Ukraine, supply chain disruptions, and high commodity prices. While Covid has largely transitioned from a pandemic to an endemic phase, lockdowns in China still threaten the course of more normal economic activity globally.

Pursuant to our risk-managed equity objective, the Fund navigated volatile markets while employing an active blend of common stocks, convertibles and options. That said, declines in the global equity markets contributed to the Fund’s negative performance over the period. Moreover, the Fund’s return trailed the index over the period due to lagging individual security selection. Our holdings in global companies with cyclical and secular growth characteristics trailed the more narrow, defensive market sectors and industries that held up relatively better amid the broad sell-off across markets.

ASSET ALLOCATION AS OF 4/30/22

Investment Team Discussion

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   9

Other factors that contributed and detracted from the Fund’s performance included the following:

•In spite of our relatively low financing costs over the period, our use of leverage was not helpful as our reinvestment rate was less than our associated costs due to overall equity market declines. While leverage can enhance returns during favorable markets, the opposite may occur during unfavorable conditions.

•On an unleveraged basis, the portfolio underperformed that of the Comparator Index during the period. Our use of put options and selection in convertible bonds was beneficial to returns relative to the index, while our underweight in corporate bonds and selection in equity securities detracted from returns.

•Our selection in the energy sector, notably in the integrated oil & gas industry, offered favorable returns relative to the Comparator Index. In addition, our overweight and selection in the consumer staples sector, notably an overweight in the soft drinks industry, lifted results.

•From a country perspective, our overweight and selection in Denmark was helpful relative to the Comparator Index

•Our selection in the financials sector, namely diversified banks, underperformed relative to the Comparator Index. In addition, selection in the information technology sector, notably in semiconductor equipment, impeded results.

•From a country perspective, our overweight and selection in the Netherlands proved detrimental to returns.

How is the Fund positioned?

The Fund’s regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team evaluates macroeconomic factors as well as growth opportunities and actively integrates these into the investment decision-making process. As we continue to see selective growth potential regarding the global economy, we favor quality growth companies with higher quality balance sheets, strong brands, free cash flows and experienced management that are poised to withstand market volatility.

We have positioned the Fund in a combination of secular growth leaders, cyclical exposures, economically sensitive areas, and reopening opportunities. Technology, consumer discretionary and financials are among the largest sector weights in the Fund. We hold key industry positions within semiconductors, automobile manufacturers, internet retail, interactive media & services, systems software, and leisure facilities. We hold selective weights in materials and energy with holdings in companies positioned to benefit from strong global demand and higher commodity prices. We favor financials as we expect them to benefit from the borrowing needs of the US and global consumers as they unleash pent-up demand in the wake of the global pandemic. They also serve as a hedge to inflation as their lending businesses typically expand in a rising-rate environment. We are underweight in more defensive sectors including utilities, real estate, consumer staples and traditional telecoms given our concerns of relative valuations and growth potential.

Through a geographic lens, our largest allocation is in the US based on our view of the reasonably positive economic backdrop and wider opportunity set. We own a diversified set of holdings in Europe in a blend of end markets and business types positioned in global secular demand areas and cyclical opportunities leveraged to a

10   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Investment Team Discussion

post-pandemic recovery. We have a relatively even-weight position in Japan. We own several high-quality companies backed by leading business models and positioned to benefit from rising global demand. We hold positions in emerging markets that offer higher-quality attributes in higher demand areas such as semiconductors, interactive media, banking and insurance.

The average credit quality of the portfolio is BB. This is typical for the Fund, as our credit process tends to guide us away from the most speculative corporate securities. That said, we recognize that opportunities are available for lower-credit securities to enhance performance.

We are cognizant of rising interest rates and inflation. Although the Fund invests primarily in equities, the weighted average duration of the bonds in our portfolio is only 2.6 years as of April 30, 2022. This relatively low duration average is expected to mitigate portfolio volatility that our fixed income securities might incur in a rising-rate environment, relative to portfolios with higher duration bond holdings.

Although leverage was not beneficial over the semiannual period, we believe in the prudent use of leverage as a means to enhance total return and support the Fund’s distribution rate. As of April 30, 2022, our amount of leveraged assets was approximately 37%.

What are your closing thoughts for Fund shareholders?

Global markets continue to navigate a set of formidable crosscurrents. We are analyzing many aspects of economic activity, key policy actions, corporate earnings, and the geopolitical backdrop. Global monetary conditions are in a period of transition as multiple central banks have tapered asset purchases and raised interest rates in recent months. We see opportunities in global stocks and convertibles that may benefit from normalizing supply chains and inflation in the months ahead, continued earnings growth potential, and a range of exploitable valuation differences across regions.

Despite these tailwinds, we are mindful that markets will experience volatility, and we remain closely attuned to the risks. As markets navigate geopolitical risks, monetary policy, and inflation, we believe the Fund’s focus on providing lower-volatility global equity market participation over full market cycles will serve it well. Selective equities continue to offer compelling risk/reward characteristics. We favor investments in companies with flexible balance sheets, supportive valuations, and the ability to deliver earnings growth. From a sector perspective, we see opportunities in technology, consumer discretionary, industrials, health care, energy and materials with compelling fundamentals. Our active, risk-managed investment approach and long-term perspective positions us to take advantage of the volatility and opportunities in global markets.

We believe that fiscal and monetary policy is likely to remain an important factor regarding the impact of rate hikes on corporate refinancing of debt. Geopolitical concerns will also be a factor that may add to market volatility as we continue into the year. Active management is imperative with increased volatility to both manage risk and optimize opportunities. Our exposure to convertible bonds, approximately 22% (percent of net assets) as of April 30, 2022, should allow us to participate in the improvement in equities in a risk-managed manner, while not incurring the volatility of longer duration bonds in a rising rate environment.

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 11

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (14.0%)
Airlines (0.4%)
71,239	Air Canada Pass Through Trust Series 2015-1, Class B* 3.875%, 09/15/24	$70,465
12,167	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	12,034
48,533	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	48,616
33,927	Alaska Airlines Pass Through Trust Series 2020-1, Class B*µ 8.000%, 02/15/27	35,942
55,000	American Airlines Pass Through Trust Series 2021-1, Class B 3.950%, 01/11/32	48,979
	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.*
33,000	5.500%, 04/20/26	32,727
11,000	5.750%, 04/20/29	10,620
49,937	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	46,122
35,826	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	38,617
33,800	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	35,713
15,433	UAL Pass Through Trust Series 2007-1 6.636%, 01/02/24	15,413
31,973	United Airlines Pass Through Trust Series 2014-2, Class B 4.625%, 03/03/24	31,988
24,232	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	22,278
		449,514

Communication Services (1.5%)
55,000	APi Escrow Corp.* 4.750%, 10/15/29	50,302
75,000	Arrow Bidco, LLC* 9.500%, 03/15/24	76,222
33,000	Beasley Mezzanine Holdings, LLC*^ 8.625%, 02/01/26	30,859
15,000	Cincinnati Bell Telephone Company, LLC 6.300%, 12/01/28	14,829
70,000	Consolidated Communications, Inc.* 6.500%, 10/01/28	61,054
200,000	CSC Holdings, LLC* 5.500%, 04/15/27	193,360

PRINCIPAL AMOUNT		VALUE
56,000	Cumulus Media New Holdings, Inc.*^ 6.750%, 07/01/26	$55,982
	Diamond Sports Group, LLC / Diamond Sports Finance Company*
45,000	6.625%, 08/15/27	9,488
27,000	5.375%, 08/15/26	9,900
81,000	DIRECTV Holdings, LLC / DIRECTV Financing Company, Inc.* 5.875%, 08/15/27	76,444
43,000	Embarq Corp. 7.995%, 06/01/36	38,773
	Entercom Media Corp.*^
27,000	6.500%, 05/01/27	23,253
22,000	6.750%, 03/31/29	19,016
45,000	Frontier California, Inc. 6.750%, 05/15/27	45,001
28,000	Frontier Communications Holdings, LLC* 5.000%, 05/01/28	25,590
65,000	Frontier Florida, LLC@ 6.860%, 02/01/28	64,916
65,000	Frontier North, Inc.@ 6.730%, 02/15/28	65,025
	Go Daddy Operating Company, LLC / GD Finance Company, Inc.*
40,000	3.500%, 03/01/29	35,572
13,000	5.250%, 12/01/27	12,871
15,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	14,705
60,000	iHeartCommunications, Inc.* 5.250%, 08/15/27	56,457
	Intelsat Jackson Holdings, SA@
30,000	9.750%, 07/15/25*	—
25,000	5.500%, 08/01/23	—
29,990	Ligado Networks, LLC* 15.500%, 11/01/23 15.500% PIK rate	22,873
	Lumen Technologies, Inc.
60,000	4.000%, 02/15/27*	53,424
45,000	7.600%, 09/15/39	39,361
23,000	4.500%, 01/15/29*	18,227
22,000	Match Group Holdings II, LLC* 3.625%, 10/01/31	18,394
35,000	Midas OpCo Holdings, LLC* 5.625%, 08/15/29	30,906
	Netflix, Inc.
40,000	4.875%, 06/15/30*^	39,152
25,000	4.875%, 04/15/28	24,557
22,000	Paramount Global‡ 6.375%, 03/30/62 5 year CMT + 4.00%	21,368
	Scripps Escrow II, Inc.*
23,000	3.875%, 01/15/29	20,459
11,000	5.375%, 01/15/31	9,834

Schedule of Investments April 30, 2022 (Unaudited)

12 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
85,000	Scripps Escrow, Inc.* 5.875%, 07/15/27	$81,373
	Sirius XM Radio, Inc.*
65,000	5.500%, 07/01/29^	62,746
33,000	4.000%, 07/15/28	29,864
20,000	3.125%, 09/01/26	18,438
11,000	3.875%, 09/01/31	9,317
20,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	19,717
110,000	Sprint Corp. 7.125%, 06/15/24	115,839
35,000	Telecom Italia Capital, SA 6.000%, 09/30/34	30,002
22,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	14,985
40,000	United States Cellular Corp. 6.700%, 12/15/33	41,219
		1,701,674

Consumer Discretionary (2.2%)
	American Axle & Manufacturing, Inc.^
46,000	6.875%, 07/01/28	43,388
4,000	5.000%, 10/01/29	3,452
	Ashton Woods USA, LLC / Ashton Woods Finance Company*
39,000	6.625%, 01/15/28	38,004
27,000	4.625%, 08/01/29	22,746
11,000	4.625%, 04/01/30	9,029
	At Home Group, Inc.*
30,000	4.875%, 07/15/28	24,834
21,000	7.125%, 07/15/29^	15,699
13,000	Avis Budget Car Rental, LLC / Avis Budget Finance, Inc.*^ 5.375%, 03/01/29	12,387
	Bath & Body Works, Inc.
57,000	6.694%, 01/15/27	59,268
55,000	6.875%, 11/01/35	53,868
	Caesars Entertainment, Inc.*
28,000	4.625%, 10/15/29	24,205
21,000	8.125%, 07/01/27	21,964
21,000	6.250%, 07/01/25	21,254
	Carnival Corp.*
21,000	10.500%, 02/01/26	23,120
11,000	7.625%, 03/01/26	10,781
50,000	Carriage Services, Inc.* 4.250%, 05/15/29	43,987
30,000	Carvana Company*^ 5.625%, 10/01/25	26,065
	CCO Holdings, LLC / CCO Holdings Capital Corp.*
155,000	5.125%, 05/01/27	151,145
50,000	4.750%, 03/01/30	44,713
46,000	4.250%, 02/01/31	38,865
25,000	4.500%, 08/15/30	21,885

PRINCIPAL AMOUNT		VALUE
22,000	4.750%, 02/01/32	$19,068
20,000	5.000%, 02/01/28	19,076
15,000	4.250%, 01/15/34	11,942
22,000	CDI Escrow Issuer, Inc.* 5.750%, 04/01/30	21,219
39,000	Cedar Fair, LP^ 5.250%, 07/15/29	37,019
	Century Communities, Inc.
65,000	6.750%, 06/01/27	65,730
10,000	3.875%, 08/15/29*	8,440
	Dana, Inc.
40,000	4.250%, 09/01/30	34,425
22,000	4.500%, 02/15/32	18,231
	DISH DBS Corp.
50,000	5.250%, 12/01/26*	46,043
41,000	7.750%, 07/01/26	39,207
30,000	7.375%, 07/01/28^	26,503
47,000	Everi Holdings, Inc.* 5.000%, 07/15/29	42,652
200,000	Ford Motor Credit Company, LLC 2.900%, 02/16/28	171,752
	Gap, Inc.*
16,000	3.875%, 10/01/31^	12,829
2,000	3.625%, 10/01/29	1,630
	goeasy, Ltd.*
75,000	5.375%, 12/01/24	73,604
40,000	4.375%, 05/01/26^	37,492
32,000	Goodyear Tire & Rubber Company 5.000%, 07/15/29	28,376
22,000	Group 1 Automotive, Inc.* 4.000%, 08/15/28	19,828
81,000	Guitar Center, Inc.*& 8.500%, 01/15/26	81,280
	Liberty Interactive, LLC^
45,000	8.250%, 02/01/30	39,537
25,000	8.500%, 07/15/29	22,742
	Life Time, Inc.*
50,000	5.750%, 01/15/26	48,616
33,000	8.000%, 04/15/26^	32,271
28,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	27,582
	M/I Homes, Inc.
30,000	3.950%, 02/15/30	24,919
20,000	4.950%, 02/01/28	18,448
	Macy’s Retail Holdings, LLC*
46,000	6.700%, 07/15/34	45,842
27,000	5.875%, 03/15/30^	25,380
55,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	48,684
58,000	Mohegan Gaming & Entertainment* 8.000%, 02/01/26	51,296
	Nordstrom, Inc.
23,000	4.250%, 08/01/31	19,704
20,000	5.000%, 01/15/44^	16,437

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
22,000	Papa John’s International, Inc.*^ 3.875%, 09/15/29	$19,509
50,000	Penn National Gaming, Inc.*^ 4.125%, 07/01/29	42,484
60,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.* 5.625%, 09/01/29	48,142
111,000	Rite Aid Corp.*^ 8.000%, 11/15/26	93,340
63,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed* 4.625%, 03/01/29	56,881
50,000	Sonic Automotive, Inc.* 4.625%, 11/15/29	42,750
65,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	62,063
39,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	38,338
11,000	Thor Industries, Inc.* 4.000%, 10/15/29	9,308
13,000	Viking Cruises, Ltd.* 13.000%, 05/15/25	14,251
50,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	44,953
45,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	40,715
11,000	Williams Scotsman International, Inc.* 4.625%, 08/15/28	10,435
		2,471,632

Consumer Staples (0.6%)
51,000	Central Garden & Pet Company* 4.125%, 04/30/31	43,882
63,000	Edgewell Personal Care Company* 4.125%, 04/01/29	56,217
	Energizer Holdings, Inc.*
59,000	4.375%, 03/31/29	49,170
10,000	6.500%, 12/31/27	9,615
25,000	Fresh Market, Inc.* 9.750%, 05/01/23	24,405
50,000	JBS USA LUX, SA / JBS USA Finance, Inc.* 6.750%, 02/15/28	52,036
	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.*
65,000	5.500%, 01/15/30	64,498
19,000	6.500%, 04/15/29	19,685
	Kraft Heinz Foods Company
22,000	4.375%, 06/01/46	19,295
12,000	3.875%, 05/15/27	11,755

PRINCIPAL AMOUNT		VALUE
33,000	New Albertsons, LP 7.750%, 06/15/26	$34,954
43,000	Performance Food Group, Inc.* 4.250%, 08/01/29	38,303
75,000	Pilgrim’s Pride Corp.* 5.875%, 09/30/27	75,614
	Post Holdings, Inc.*
32,000	4.625%, 04/15/30^	27,399
21,000	5.750%, 03/01/27	20,797
11,000	5.500%, 12/15/29	10,041
42,000	Prestige Brands, Inc.* 3.750%, 04/01/31	35,707
50,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	50,220
70,000	Vector Group, Ltd.* 5.750%, 02/01/29	61,790
		705,383

Energy (1.3%)
	Antero Resources Corp.*
13,000	7.625%, 02/01/29	13,780
11,000	5.375%, 03/01/30	10,775
45,000	Apache Corp. 5.100%, 09/01/40	40,781
	Buckeye Partners, LP
40,000	3.950%, 12/01/26	37,810
25,000	5.850%, 11/15/43	19,796
13,000	ChampionX Corp. 6.375%, 05/01/26	13,150
	Cheniere Energy Partners, LP
21,000	3.250%, 01/31/32*	17,967
10,000	4.000%, 03/01/31	9,064
23,000	Cheniere Energy, Inc. 4.625%, 10/15/28	22,368
22,000	Chesapeake Energy Corp.* 6.750%, 04/15/29	22,172
80,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	72,654
349	Diamond Foreign Asset Company / Diamond Finance, LLC 9.000%, 04/22/27 13.000% PIK rate	350
22,000	DT Midstream, Inc.* 4.125%, 06/15/29	20,044
33,000	Earthstone Energy Holdings* 8.000%, 04/15/27	32,928
	Energy Transfer, LP‡
65,000	4.304%, 11/01/66 3 mo. USD LIBOR + 3.02%	53,563
32,000	6.500%, 11/15/26 5 year CMT + 5.69%	30,518

Schedule of Investments April 30, 2022 (Unaudited)

14 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	EnLink Midstream Partners, LP
60,000	6.000%, 12/15/22‡ 3 mo. USD LIBOR + 4.11%	$44,274
50,000	4.850%, 07/15/26	48,922
20,000	EQT Corp. 6.625%, 02/01/25	20,846
43,000	Genesis Energy, LP / Genesis Energy Finance Corp. 6.250%, 05/15/26	40,411
30,000	Gulfport Energy Operating Corp.* 8.000%, 05/17/26	30,941
	Gulfport Energy Operating Corp.
45,000	6.375%, 05/15/25&	—
13,752	8.000%, 05/17/26	14,183
22,000	Hilcorp Energy I, LP* 6.000%, 04/15/30	21,711
32,000	Howard Midstream Energy Partners, LLC* 6.750%, 01/15/27	31,026
	Laredo Petroleum, Inc.
42,000	10.125%, 01/15/28	44,352
12,000	9.500%, 01/15/25	12,393
10,000	7.750%, 07/31/29*^	9,842
50,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.*^ 6.000%, 08/01/26	50,125
	Moss Creek Resources Holdings, Inc.*
25,000	10.500%, 05/15/27	24,545
25,000	7.500%, 01/15/26	22,996
22,000	Murphy Oil Corp.^ 6.375%, 07/15/28	22,411
	New Fortress Energy, Inc.*
40,000	6.750%, 09/15/25	39,393
22,000	6.500%, 09/30/26	21,316
	Occidental Petroleum Corp.
158,000	4.300%, 08/15/39	134,892
22,000	5.875%, 09/01/25	22,619
69,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	68,220
45,000	Parkland Corp.* 5.875%, 07/15/27	43,628
50,000	Plains All American Pipeline, LP‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	42,104
50,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	48,838
	Southwestern Energy Company
22,000	5.375%, 03/15/30	21,761
11,000	4.750%, 02/01/32	10,416
11,000	Sunoco, LP / Sunoco Finance Corp.* 4.500%, 04/30/30	9,935

PRINCIPAL AMOUNT		VALUE
	Venture Global Calcasieu Pass, LLC*
10,000	4.125%, 08/15/31	$9,136
10,000	3.875%, 08/15/29	9,155
25,000	Viper Energy Partners, LP* 5.375%, 11/01/27	25,016
40,000	W&T Offshore, Inc.* 9.750%, 11/01/23	39,818
	Weatherford International, Ltd.*
47,000	6.500%, 09/15/28	47,501
20,000	8.625%, 04/30/30	19,847
		1,470,293

Financials (2.5%)
	Acrisure, LLC / Acrisure Finance, Inc.*
64,000	6.000%, 08/01/29	55,973
56,000	7.000%, 11/15/25	54,464
67,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	69,316
73,000	AG Issuer, LLC* 6.250%, 03/01/28	71,795
	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer*
110,000	6.750%, 10/15/27	104,226
10,000	5.875%, 11/01/29	9,308
10,000	4.250%, 10/15/27	9,237
	Ally Financial, Inc.
69,000	4.700%, 05/15/26 7 year CMT + 3.48%‡	59,682
35,000	8.000%, 11/01/31	41,704
50,000	American Finance Trust, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	42,641
86,000	AmWINS Group, Inc.* 4.875%, 06/30/29	78,739
120,000	AssuredPartners, Inc.* 7.000%, 08/15/25	118,434
48,000	Aviation Capital Group, LLC* 3.500%, 11/01/27	44,144
12,000	Bank of New York Mellon Corp.µ‡ 3.750%, 12/20/26 5 year CMT + 2.63	10,717
88,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	76,675
	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco LLC*
85,000	4.500%, 04/01/27	77,102
56,000	5.750%, 05/15/26	54,415
10,000	Capital One Financial Corp.^‡ 3.950%, 09/01/26 5 year CMT + 3.16%	8,690

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE
	Credit Acceptance Corp.
65,000	6.625%, 03/15/26	$65,870
52,000	5.125%, 12/31/24*^	51,386
48,000	Enact Holdings, Inc.* 6.500%, 08/15/25	47,860
64,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	57,638
84,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	84,538
	HUB International, Ltd.*
157,000	7.000%, 05/01/26	155,741
66,000	5.625%, 12/01/29^	60,630
	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
65,000	5.250%, 05/15/27	60,826
31,000	4.375%, 02/01/29	26,863
100,000	ILFC E-Capital Trust II*‡ 4.300%, 12/21/65 3 mo. USD LIBOR + 1.80%	81,193
120,000	Iron Mountain, Inc.* 5.250%, 03/15/28	114,833
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*
88,000	5.250%, 10/01/25	86,595
22,000	4.750%, 06/15/29	19,807
63,000	LD Holdings Group, LLC* 6.125%, 04/01/28	47,646
	Level 3 Financing, Inc.
45,000	4.250%, 07/01/28*	38,150
35,000	5.375%, 05/01/25	34,782
22,000	3.875%, 11/15/29*	19,462
30,000	LPL Holdings, Inc.* 4.000%, 03/15/29	27,368
100,000	MetLife, Inc.^ 6.400%, 12/15/66	104,065
	Navient Corp.
95,000	5.000%, 03/15/27	86,661
50,000	4.875%, 03/15/28^	44,002
	OneMain Finance Corp.
30,000	3.875%, 09/15/28	25,517
27,000	7.125%, 03/15/26	27,521
23,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer* 5.875%, 10/01/28	22,334
73,000	PHH Mortgage Corp.* 7.875%, 03/15/26	65,777
8,000	PNC Financial Services Group, Inc.µ‡ 6.000%, 05/01/34 5 year CMT + 3.00%	7,990
50,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	45,482

PRINCIPAL AMOUNT		VALUE
	RLJ Lodging Trust, LP*
33,000	3.750%, 07/01/26	$30,779
17,000	4.000%, 09/15/29	15,195
	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.*
20,000	3.875%, 03/01/31	16,901
20,000	3.625%, 03/01/29	17,140
10,000	2.875%, 10/15/26	8,866
43,000	StoneX Group, Inc.* 8.625%, 06/15/25	44,986
10,000	SVB Financial Group‡ 4.000%, 05/15/26 5 year CMT + 3.20	8,729
	United Wholesale Mortgage, LLC*
52,000	5.500%, 04/15/29	43,336
20,000	5.750%, 06/15/27	17,418
25,000	Uniti Group, LP / Uniti Group Finance, Inc. / CSL Capital, LLC* 6.500%, 02/15/29	21,592
20,000	US Bancorpµ‡ 3.700%, 01/15/27 5 year CMT + 2.54	17,264
	XHR, LP*
47,000	6.375%, 08/15/25	47,702
22,000	4.875%, 06/01/29	20,335
		2,808,042

Health Care (1.4%)
22,000	Acadia Healthcare Company, Inc.* 5.000%, 04/15/29	20,896
	Bausch Health Americas, Inc.*
145,000	8.500%, 01/31/27^	137,396
25,000	9.250%, 04/01/26	24,829
	Bausch Health Companies, Inc.*
85,000	7.250%, 05/30/29	64,335
50,000	5.000%, 01/30/28	37,008
16,000	6.125%, 02/01/27	15,406
22,000	Charles River Laboratories International, Inc.* 3.750%, 03/15/29	20,014
5,000	CHS/Community Health Systems, Inc.* 5.250%, 05/15/30	4,393
	CHS/Community Health Systems, Inc.*
88,000	6.125%, 04/01/30^	72,448
60,000	8.000%, 03/15/26	62,140
25,000	6.875%, 04/15/29^	21,963
	DaVita, Inc.*
68,000	4.625%, 06/01/30	59,353
52,000	3.750%, 02/15/31	42,439
	Embecta Corp.*
33,000	5.000%, 02/15/30	29,936
11,000	6.750%, 02/15/30	10,682
	Encompass Health Corp.
20,000	4.750%, 02/01/30	18,115
20,000	4.500%, 02/01/28	18,441

Schedule of Investments April 30, 2022 (Unaudited)

16 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
52,000	HCA, Inc. 7.500%, 11/06/33	$61,440
200,000	Jazz Securities DAC* 4.375%, 01/15/29	185,366
75,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 5.625%, 10/15/23	40,273
	Mozart Debt Merger Sub, Inc.*
55,000	3.875%, 04/01/29	48,134
53,000	5.250%, 10/01/29^	46,144
200,000	Organon & Company / Organon Foreign Debt Co-Issuer, BV* 5.125%, 04/30/31	181,104
62,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	52,985
	Tenet Healthcare Corp.
120,000	6.250%, 02/01/27*	119,204
70,000	6.875%, 11/15/31	72,638
65,000	4.875%, 01/01/26*	63,472
31,000	4.625%, 07/15/24	30,950
55,000	Teva Pharmaceutical Finance Netherlands III, BV 3.150%, 10/01/26	47,609
		1,609,113

Industrials (2.4%)
45,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	47,239
50,000	ACCO Brands Corp.*^ 4.250%, 03/15/29	43,738
50,000	Air Lease Corp.‡ 4.125%, 12/15/26 5 year CMT + 3.15%	42,135
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC*
130,000	4.625%, 01/15/27	121,866
23,000	3.500%, 03/15/29	19,387
	Allison Transmission, Inc.*
40,000	4.750%, 10/01/27	38,588
10,000	3.750%, 01/30/31	8,663
10,000	American Airlines Group, Inc.*^ 3.750%, 03/01/25	8,998
25,000	Arcosa, Inc.* 4.375%, 04/15/29	22,869
200,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	169,728
28,000	Avolon Holdings Funding, Ltd.*µ 5.250%, 05/15/24	28,212
45,000	Beacon Roofing Supply, Inc.* 4.125%, 05/15/29	39,655

PRINCIPAL AMOUNT		VALUE
65,000	Berry Global, Inc.* 4.875%, 07/15/26	$64,700
44,000	BWX Technologies, Inc.*^ 4.125%, 04/15/29	40,677
26,000	Cascades, Inc. / Cascades USA, Inc.* 5.375%, 01/15/28	25,297
11,000	Catalent Pharma Solutions, Inc.*^ 3.500%, 04/01/30	9,600
12,000	Delta Air Lines, Inc.^ 7.375%, 01/15/26	12,794
	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*
11,000	4.750%, 10/20/28	10,901
6,000	4.500%, 10/20/25µ	5,980
45,000	Deluxe Corp.* 8.000%, 06/01/29	43,177
22,000	Dun & Bradstreet Corp.* 5.000%, 12/15/29	20,488
33,000	Eco Material Technologies, Inc.* 7.875%, 01/31/27	31,961
55,000	Endurance International Group Holdings, Inc.* 6.000%, 02/15/29	44,558
25,000	EnerSys* 4.375%, 12/15/27	23,370
50,000	Fly Leasing, Ltd.* 7.000%, 10/15/24	44,661
23,000	GFL Environmental, Inc.* 3.750%, 08/01/25	22,056
23,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	20,773
25,000	Granite US Holdings Corp.*^ 11.000%, 10/01/27	25,830
	Graphic Packaging International, LLC*
30,000	4.750%, 07/15/27	29,098
20,000	3.500%, 03/01/29	17,849
51,000	Great Lakes Dredge & Dock Corp.* 5.250%, 06/01/29	48,185
101,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	88,072
59,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	57,634
65,000	Herc Holdings, Inc.* 5.500%, 07/15/27	63,736
61,000	Howmet Aerospace, Inc. 5.125%, 10/01/24	62,110
50,000	IEA Energy Services, LLC* 6.625%, 08/15/29	46,226
62,000	JELD-WEN, Inc.* 4.625%, 12/15/25	58,745

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT		VALUE
18,000	KeHE Distributors, LLC / KeHE Finance Corp.* 8.625%, 10/15/26	$19,078
49,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	44,617
21,000	MasTec, Inc.*^ 4.500%, 08/15/28	20,181
47,000	Meritor, Inc.* 4.500%, 12/15/28	46,999
33,000	Moog, Inc.* 4.250%, 12/15/27	31,024
60,000	Nationstar Mortgage Holdings, Inc.* 5.500%, 08/15/28	54,914
52,000	Novelis Corp.* 4.750%, 01/30/30	47,855
15,000	OI European Group, BV* 4.750%, 02/15/30	13,355
50,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC / Reynolds Gro* 4.000%, 10/15/27	43,752
37,000	Park-Ohio Industries, Inc.^ 6.625%, 04/15/27	28,201
67,000	Patrick Industries, Inc.* 4.750%, 05/01/29	57,409
55,000	Peninsula Pacific Entertainment, LLC / Peninsula Pacific Entertainment Finance In* 8.500%, 11/15/27	60,298
38,000	PGT Innovations, Inc.*^ 4.375%, 10/01/29	33,428
43,000	Picasso Finance Sub, Inc.* 6.125%, 06/15/25	43,881
39,000	QVC, Inc. 4.375%, 09/01/28	33,205
40,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	33,923
	Sinclair Television Group, Inc.*
33,000	4.125%, 12/01/30	27,482
20,000	5.500%, 03/01/30^	16,518
	Standard Industries, Inc.*
50,000	5.000%, 02/15/27	47,519
11,000	4.375%, 07/15/30^	9,206
90,000	Station Casinos, LLC* 4.500%, 02/15/28	81,834
35,000	Stericycle, Inc.* 3.875%, 01/15/29	30,912
35,000	STL Holding Company, LLC* 7.500%, 02/15/26	33,439
	TransDigm, Inc.
97,000	6.250%, 03/15/26*	97,208
60,000	7.500%, 03/15/27	60,695
22,000	Tronox, Inc.* 4.625%, 03/15/29	19,650

PRINCIPAL AMOUNT		VALUE
	United Rentals North America, Inc.
20,000	3.750%, 01/15/32	$17,464
11,000	3.875%, 02/15/31^	9,754
44,000	Vertiv Group Corp.* 4.125%, 11/15/28	38,390
46,000	Wabash National Corp.* 4.500%, 10/15/28	38,547
35,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	31,145
	WESCO Distribution, Inc.*
27,000	7.125%, 06/15/25^	28,057
13,000	7.250%, 06/15/28	13,526
		2,723,022

Information Technology (0.8%)
21,000	Booz Allen Hamilton, Inc.* 4.000%, 07/01/29	19,428
25,000	CDK Global, Inc.* 5.250%, 05/15/29	25,205
80,000	Clarivate Science Holdings Corp.* 3.875%, 07/01/28	71,342
39,000	Clear Channel Worldwide Holdings, Inc.* 5.125%, 08/15/27	36,748
60,000	CommScope Technologies, LLC* 6.000%, 06/15/25	52,667
40,000	CommScope, Inc.* 4.750%, 09/01/29	33,573
	Dell International, LLC / EMC Corp.
55,000	6.020%, 06/15/26µ	58,197
32,000	6.100%, 07/15/27^	34,245
26,000	Fair Isaac Corp.* 4.000%, 06/15/28	23,788
48,000	II-VI, Inc.* 5.000%, 12/15/29	45,080
50,000	KBR, Inc.* 4.750%, 09/30/28	47,321
	MPH Acquisition Holdings, LLC*
50,000	5.750%, 11/01/28^	43,562
20,000	5.500%, 09/01/28	18,552
22,000	NCR Corp.* 5.125%, 04/15/29	20,856
28,000	Nielsen Finance, LLC / Nielsen Finance Company* 4.500%, 07/15/29	26,475
34,000	ON Semiconductor Corp.* 3.875%, 09/01/28	31,627
	Open Text Corp.*
39,000	3.875%, 02/15/28	35,596
16,000	3.875%, 12/01/29	14,240
16,000	Open Text Holdings, Inc.* 4.125%, 12/01/31	13,907
22,000	Playtika Holding Corp.* 4.250%, 03/15/29	19,831

Schedule of Investments April 30, 2022 (Unaudited)

18 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
36,000	PTC, Inc.* 4.000%, 02/15/28	$33,536
50,000	TTM Technologies, Inc.*^ 4.000%, 03/01/29	43,893
	Twilio, Inc.^
30,000	3.625%, 03/15/29	26,482
11,000	3.875%, 03/15/31	9,412
55,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	49,508
50,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.* 3.875%, 02/01/29	44,277
		879,348

Materials (0.5%)
27,000	Allegheny Technologies, Inc. 5.875%, 12/01/27	26,146
25,000	ArcelorMittal, SA 7.000%, 10/15/39	27,250
12,000	Carpenter Technology Corp.^ 7.625%, 03/15/30	12,206
35,000	Chemours Company* 4.625%, 11/15/29	30,357
65,000	Clearwater Paper Corp.*^ 4.750%, 08/15/28	57,491
	Commercial Metals Company
22,000	4.125%, 01/15/30	20,053
11,000	4.375%, 03/15/32	9,850
25,000	Freeport-McMoRan, Inc. - Class H 5.450%, 03/15/43	24,955
34,000	HB Fuller Company 4.250%, 10/15/28	30,609
40,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	41,526
	Kaiser Aluminum Corp.*
50,000	4.625%, 03/01/28^	45,751
5,000	4.500%, 06/01/31	4,318
30,000	LSF11 A5 HoldCo, LLC* 6.625%, 10/15/29	26,795
46,000	Mercer International, Inc. 5.125%, 02/01/29	42,897
70,000	Owens-Brockway Glass Container, Inc.*^ 6.625%, 05/13/27	69,672
11,000	Sealed Air Corp.* 5.000%, 04/15/29	10,927
56,000	Silgan Holdings, Inc. 4.125%, 02/01/28	52,485
21,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	18,530
39,000	Univar Solutions USA, Inc.* 5.125%, 12/01/27	37,729

PRINCIPAL AMOUNT			VALUE
23,000		Valvoline, Inc.* 3.625%, 06/15/31	$18,702
			608,249

Real Estate (0.2%)
34,000		EPR Properties 3.750%, 08/15/29	30,342
		Forestar Group, Inc.*
38,000		5.000%, 03/01/28	34,335
21,000		3.850%, 05/15/26	18,966
50,000		MIWD Holdco II, LLC* 5.500%, 02/01/30	43,652
		Service Properties Trust
65,000		4.350%, 10/01/24	60,253
20,000		5.250%, 02/15/26	17,945
			205,493

Special Purpose Acquisition Companies (0.1%)
		Fertitta Entertainment Company*
45,000		6.750%, 01/15/30	39,285
23,000		4.625%, 01/15/29	20,877
			60,162

Utilities (0.1%)
16,000		PPL Capital Funding, Inc.^‡ 3.661%, 03/30/67 3 mo. USD LIBOR + 2.67%	14,102
65,000		TerraForm Power Operating, LLC* 5.000%, 01/31/28	60,778
		Vistra Corp.*‡
25,000		8.000%, 10/15/26 5 year CMT + 6.93%	25,191
20,000		7.000%, 12/15/26 5 year CMT + 5.74%	19,473
			119,544
	Total Corporate Bonds (Cost $16,974,979)		15,811,469

Convertible Bonds (30.4%)
Airlines (0.9%)
900,000	EUR	Deutsche Lufthansa, AG 2.000%, 11/17/25	1,006,660

Communication Services (3.6%)
778,000		Liberty Media Corp.*µ 0.500%, 12/01/50	1,015,866
1,410,000		Live Nation Entertainment, Inc.µ 2.000%, 02/15/25	1,697,118
821,000		Sea, Ltd. 0.250%, 09/15/26	620,898
635,000		Twitter, Inc.µ 0.250%, 06/15/24	686,295
			4,020,177

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 19

PRINCIPAL AMOUNT			VALUE

Consumer Discretionary (11.4%)
81,000		DISH Network Corp.µ 2.375%, 03/15/24	$75,092
1,000,000	AUD	Flight Centre Travel Group, Ltd. 2.500%, 11/17/27	904,264
3,380,000		Ford Motor Company 0.000%, 03/15/26	3,609,874
1,485,000		Liberty Broadband Corp.*^ 2.750%, 09/30/50	1,426,580
1,735,000		Marriott Vacations Worldwide Corp. 0.000%, 01/15/26	1,848,053
600,000		Meituan* 0.000%, 04/27/28	499,284
3,290,000		Vail Resorts, Inc.^ 0.000%, 01/01/26	3,122,473
1,000,000	AUD	Webjet, Ltd. 0.750%, 04/12/26	797,370
500,000	GBP	WH Smith, PLC 1.625%, 05/07/26	590,008
			12,872,998

Consumer Staples (1.0%)
1,415,000	CAD	Premium Brands Holdings Corp. 4.200%, 09/30/27	1,116,811

Financials (4.2%)
		Citigroup Global Markets Funding Luxembourg SCA
12,000,000	HKD	0.000%, 07/25/24	1,662,612
11,000,000	HKD	0.000%, 05/28/24*	1,358,382
400,000		JPMorgan Chase Bank NA 0.000%, 08/07/22	408,516
170,000,000	JPY	SBI Holdings, Inc. 0.000%, 09/13/23	1,365,214
			4,794,724

Health Care (0.9%)
890,000		Pacira BioSciences, Inc. 0.750%, 08/01/25	1,067,635

Industrials (1.7%)
340,000		John Bean Technologies Corp.* 0.250%, 05/15/26	321,840
2,000,000	SGD	Singapore Airlines, Ltd. 1.625%, 12/03/25	1,578,915
			1,900,755

Information Technology (3.3%)
835,000		Block, Inc.µ 0.125%, 03/01/25	938,565
835,000		CyberArk Software, Ltd.µ 0.000%, 11/15/24	995,395
400,000		Globalwafers Company, Ltd.* 0.000%, 06/01/26	368,036

PRINCIPAL AMOUNT		VALUE
730,000	ON Semiconductor Corp.* 0.000%, 05/01/27	$872,766
30,000	Shift4 Payments, Inc.* 0.500%, 08/01/27	24,637
630,000	Shopify, Inc.µ 0.125%, 11/01/25	550,053
		3,749,452

Materials (3.4%)
2,200,000	Glencore Funding, LLC 0.000%, 03/27/25	2,543,464
270,000	Ivanhoe Mines, Ltd.*µ 2.500%, 04/15/26	347,166
1,024,000	Lithium Americas Corp.* 1.750%, 01/15/27	944,353
		3,834,983
	Total Convertible Bonds (Cost $37,222,299)	34,364,195

Bank Loans (0.1%) ¡
Airlines (0.0%)
30,000	Mileage Plus Holdings, LLC‡ 6.250%, 06/21/27 1 mo. LIBOR + 5.25%	31,177

Information Technology (0.1%)
51,686	Banff Merger Sub, Inc.‡ 4.514%, 10/02/25 1 mo. LIBOR + 3.75%	51,125
	Total Bank Loans (Cost $82,630)	82,302

NUMBER OF SHARES		VALUE
Warrants (0.0%) #
Energy (0.0%)
164	Chesapeake Energy Corp. 02/09/26, Strike $34.61	9,063
147	Chesapeake Energy Corp. 02/09/26, Strike $26.43	8,757
91	Chesapeake Energy Corp. 02/09/26, Strike $34.61	4,868
256	Denbury, Inc. 09/18/25, Strike $32.59	9,216
95	Denbury, Inc. 09/18/23, Strike $35.41	2,958
2,607	Mcdermott International, Ltd.& 06/30/27, Strike $0.00	0
2,347	Mcdermott International, Ltd.& 06/30/27, Strike $0.00	0
	Total Warrants (Cost $54,580)	34,862

Schedule of Investments April 30, 2022 (Unaudited)

20 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE

Common Stocks (100.9%)
Communication Services (7.0%)
1,900		Alphabet, Inc. - Class A^#	$4,336,161
925		Altice USA, Inc. - Class A#	8,584
1,085		Baidu, Inc.#μ	134,725
965	EUR	CTS Eventim, AG & Company KGaA#	66,234
371		Cumulus Media, Inc. - Class Aµ#	5,109
20,100	ZAR	MTN Group, Ltd.	213,181
365		Sea, Ltd.#	30,207
38,460		Tencent Holdings, Ltd.^	1,810,312
8,800	HKD	Tencent Holdings, Ltd.	414,699
7,610		Walt Disney Company^#~	849,504
4,615	GBP	YouGov, PLC	72,829
		7,941,545

Consumer Discretionary (10.7%)
22,300	HKD	Alibaba Group Holding, Ltd.#	272,008
3,945		Alibaba Group Holding, Ltd.#	383,020
119,720	MXN	Alsea, SAB de CV#	261,775
1,260		Amazon.com, Inc.^#	3,131,894
32,475		Arcos Dorados Holdings, Inc. - Class A	235,444
1,310	CAD	Aritzia, Inc.#	46,653
1,435	EUR	CIE Automotive, SA^	31,286
10,075	CHF	Cie Financiere Richemont, SA - Class A	1,170,621
49,700	GBP	Compass Group, PLC	1,048,761
1,720	INR	Dixon Technologies India, Ltd.	97,343
9,200		Dollar Tree, Inc.#	1,494,540
2,690	AUD	Flight Centre Travel Group, Ltd.^#	42,009
9,000	HKD	Galaxy Entertainment Group, Ltd.	51,355
2,840	AUD	IDP Education, Ltd.^	52,686
53,900	INR	Indian Hotels Company, Ltd. - Class A	178,232
5,900	HKD	JD.com, Inc. - Class A#	183,953
25,000	HKD	Jiumaojiu International Holdings, Ltd.*^	55,002
17,000	HKD	Li Ning Company, Ltd.	132,501
2,240	KRW	MegaStudyEdu Company, Ltd.	168,241
9,800	HKD	Meituan - Class B*#	209,979
50		MercadoLibre, Inc.#	48,681
151,000	THB	Minor International PCL#	152,599
1,800	JPY	Nextage Company, Ltd.	27,510
5,900	JPY	Oriental Land Company, Ltd.	892,494
370	CHF	PIERER Mobility, AG^	30,455
126,900	HKD	Samsonite International, SA*#	278,110
42,800	HKD	Sands China, Ltd.#	94,339
1,100	EUR	Sanlorenzo S.p.A / Ameglia^	38,897
1,245		Tesla, Inc.#μ	1,084,096
4,350	INR	Titan Company, Ltd.	139,262
3,165	GBP	Watches of Switzerland Group, PLC*#	40,017
1,000	HKD	Yum China Holdings, Inc.	41,395
		12,115,158

NUMBER OF SHARES		VALUE

Consumer Staples (8.0%)
33,699		Coca-Cola Company^~	$2,177,292
3,220		Costco Wholesale Corp.	1,712,138
21,649	ZAR	Dis-Chem Pharmacies, Ltd.*	52,709
650	EUR	Interparfums, SA	36,066
16,950	BRL	JBS, SA	129,766
1,400	JPY	Kobe Bussan Company, Ltd.	34,131
300	CNY	Kweichow Moutai Company, Ltd. - Class A	83,063
17,250	HKD	L’Occitane International, SA	54,071
23,200		Mondelez International, Inc. - Class A	1,495,936
8,700	CHF	Nestle, SA	1,123,118
680	DKK	Royal Unibrew, A/S	58,610
31,300	JPY	Seven & i Holdings Company, Ltd.	1,383,989
20,300	INR	Varun Beverages, Ltd.	286,822
97,900	MXN	Wal-Mart de Mexico, SAB de CV	347,003
		8,974,714

Energy (6.3%)
5,400	CAD	ARC Resources, Ltd.^	74,864
2,110		Calfrac Well Services, Ltd.#	8,292
28,400	CAD	Canadian Natural Resources, Ltd.	1,757,743
30,270	CAD	CES Energy Solutions Corp.	61,970
479		Chaparral Energy, Inc. - Class A#&	33,290
131		Chesapeake Energy Corp.	10,745
6,100		Chevron Corp.^	955,687
90		Denbury, Inc.^#	5,758
3,045		Energy Transfer, LP	33,739
1,815		Enterprise Products Partners, LP	47,027
341		EP Energy Corp.#&	2,813
16,215		Exxon Mobil Corp.	1,382,329
585		Magellan Midstream Partners, LP	28,343
18,360	AUD	New Hope Corp, Ltd.^	45,217
108,900	INR	Oil & Natural Gas Corp, Ltd.	225,544
32,200	THB	PTT Exploration & Production, PCL	141,962
10,000	INR	Reliance Industries, Ltd.	363,551
7,625	ZAR	Sasol, Ltd.#	186,789
34,752		Schlumberger, NV	1,355,676
776		Superior Energy Services, Inc.#&	39,576
110,500	IDR	United Tractors, Tbk PT	230,764
117		Weatherford International, PLC#	3,777
6,320	CAD	Whitecap Resources, Inc.^	51,804
450		Williams Companies, Inc.^	15,430
		7,062,690

Financials (14.5%)
115,200	HKD	AIA Group, Ltd.	1,131,697
461,500	IDR	Bank Central Asia, Tbk PT	258,842
53,325		Bank of America Corp.^~	1,902,636
10,000	EUR	Bank of Ireland Group, PLC#	61,883
78,000	PHP	Bank of the Philippine Islands	141,486

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 21

NUMBER OF SHARES		VALUE
2,260	CAD	Canadian Western Bank^	$57,017
41,000	HKD	CITIC Securities Company, Ltd. - Class H	90,082
7,700	SGD	DBS Group Holdings, Ltd.	186,807
39,304	AED	First Abu Dhabi Bank, PJSC	239,607
47,900	ZAR	FirstRand, Ltd.	206,290
19,350	MXN	Grupo Financiero Banorte, SAB de CV - Class O	127,537
9,375	KRW	Hana Financial Group, Inc.	348,063
124,200	INR	HDFC Bank, Ltd.	2,222,455
4,685	INR	Housing Development Finance Corp., Ltd.	135,008
9,710		ICICI Bank, Ltd.	184,878
97,800	EUR	ING Groep, NV	926,578
66,725		Itau Unibanco Holding, SA	319,613
14,400		JPMorgan Chase & Company~	1,718,784
82,800	THB	Kasikornbank PCL	364,374
1,595,000	GBP	Lloyds Banking Group, PLC	905,900
18,300		Morgan Stanley^	1,474,797
7,235	GBP	Paragon Banking Group, PLC	44,743
55,500	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	350,800
222,000	HKD	Postal Savings Bank of China Company, Ltd. - Class H*	168,316
14,200	QAR	Qatar National Bank QPSC	90,567
81,450		UBS Group, AG^#	1,371,618
31,425		Wells Fargo & Company^	1,371,073
		16,401,451

Health Care (12.3%)
2,020	GBP	Abcam, PLC#	31,345
38,298		Alcon, Inc.^	2,727,201
10,200	GBP	AstraZeneca, PLC	1,361,101
3,966		Danaher Corp.	995,982
550	GBP	Dechra Pharmaceuticals, PLC	24,923
6,710		Eli Lilly & Company	1,960,192
3,550	GBP	Ergomed, PLC#	52,379
410		Galapagos, NV^#	23,854
20,450	BRL	Hapvida Participacoes e Investimentos, SA*	36,276
29,400		Novo Nordisk, A/S	3,351,600
1,300	JPY	Ono Pharmaceutical Company, Ltd.	33,398
12,400	EUR	Sanofi	1,310,616
3,910		UnitedHealth Group, Inc.^	1,988,430
		13,897,297

Industrials (11.3%)
1,220	EUR	Aalberts, NV	59,283
14,700	EUR	Airbus, SE	1,609,236
100	JPY	BayCurrent Consulting, Inc.	32,787
57,300	INR	Bharat Electronics, Ltd.	176,713
475		Boeing Company^#	70,699
13,500	CAD	Canadian Pacific Railway, Ltd.	987,502

NUMBER OF SHARES		VALUE
1,700	CNY	Contemporary Amperex Technology Company, Ltd. - Class A	$103,928
2,330		Copa Holdings, SA - Class A^#	175,612
610	EUR	DO & CO, AG#	53,681
1,610	EUR	Duerr, AG	41,843
750	JPY	Ebara Corp.	34,446
7,100	MXN	Grupo Aeroportuario del Centro Norte, SAB de CV - Class B	49,482
5,400	MXN	Grupo Aeroportuario del Pacifico, SAB de CV - Class B	83,192
3,900	MXN	Grupo Aeroportuario del Sureste, SAB de CV - Class B	85,046
54,550	PHP	International Container Terminal Services, Inc.	223,982
5,900	INR	Larsen & Toubro, Ltd.	130,023
4,975	EUR	Leonardo S.p.A#	51,200
4,700	BRL	Localiza Rent a Car, SA	50,328
15,400		Quanta Services, Inc.	1,786,092
14,200		Raytheon Technologies Corp.µ	1,347,722
1,240	EUR	Rexel, SA#	25,401
360	EUR	Rheinmetall, AG	81,153
42,300	SEK	Sandvik, AB	800,668
11,100	EUR	Schneider Electric, SE	1,592,507
165	EUR	Sixt, SE#	21,452
1,600	JPY	SMS Company, Ltd.	37,550
1,990	JPY	Sojitz Corp.	30,344
1,345	CAD	Stantec, Inc.	61,740
7,650	EUR	Thales, SA	979,390
2,200	JPY	THK Company, Ltd.	43,596
16,125	INR	Voltas, Ltd.	263,919
10,400		Waste Management, Inc.	1,710,176
		12,800,693

Information Technology (23.6%)
5,015		Accenture, PLC - Class Aµ	1,506,305
1,600		Adobe, Inc.#	633,520
270	EUR	Alten, SA	36,236
24,145		Apple, Inc.^	3,806,459
5,937		ASML Holding, NV	3,347,102
715	EUR	BE Semiconductor Industries, NV	43,585
376		CyberArk Software, Ltd.#	59,085
8,510		Infosys, Ltd.^	169,094
1,060	EUR	Jenoptik, AG	29,795
3,100	JPY	Keyence Corp.	1,246,213
1,585	EUR	Lectra	65,710
7,000	TWD	Marketech International Corp.	29,747
5,000	TWD	MediaTek, Inc.	137,840
17,255		Microsoft Corp.^	4,788,608
10,100		NVIDIA Corp.	1,873,247
3,600		salesforce.com, Inc.µ#	633,384
5,980	KRW	Samsung Electronics Company, Ltd.	318,695

Schedule of Investments April 30, 2022 (Unaudited)

22 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE
700	JPY	SCREEN Holdings Company, Ltd.	$57,210
3,840	KRW	SK Hynix, Inc.	336,492
285,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	5,153,554
6,890		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	640,288
39,100	BRL	TOTVS, SA	252,840
20,950	TWD	Unimicron Technology Corp.	146,946
6,250		Visa, Inc. - Class A	1,332,063
445		WNS Holdings, Ltd.#	34,875
		26,678,893

Materials (5.5%)
2,945	EUR	Acerinox, SA	31,009
775	EUR	AMG Advanced Metallurgical Group, NV	30,304
40,000	HKD	Anhui Conch Cement Company, Ltd. - Class H	217,361
31,875	EUR	CRH, PLC	1,259,854
166,025	AED	Fertiglobe, plc	250,724
5,890	CAD	First Quantum Minerals, Ltd.	168,862
44,000		Freeport-McMoRan, Inc.~	1,784,200
3,980	AUD	IGO, Ltd.	36,188
590	JPY	Kureha Corp.	44,327
379,000	IDR	Merdeka Copper Gold Tbk PT#	138,118
164,500	NOK	Norsk Hydro, ASA	1,381,392
3,705	AUD	OZ Minerals, Ltd.	64,311
9,300	GBP	Rio Tinto, PLC	657,102
166,000	IDR	Vale Indonesia Tbk PT	83,260
6,200		Yamana Gold, Inc.^	34,162
		6,181,174

Real Estate (0.4%)
230,400	PHP	Ayala Land, Inc.	140,629
28,500	HKD	China Overseas Land & Investment, Ltd.	88,045
9,900	HKD	China Resources Land, Ltd.	44,216
22,500	INR	DLF, Ltd.	107,867
2,200	JPY	Katitas Company, Ltd.	51,319
220	EUR	VGP, NV	57,221
		489,297

Special Purpose Acquisition Companies# (1.3%)
518		Intelsat Emergence, SA	16,123
52,765	EUR	Shell, PLC	1,424,678
		1,440,801
	Total Common Stocks (Cost $120,167,377)	113,983,713

Preferred Stocks (0.2%)
Consumer Discretionary (0.1%)
305		Guitar Center, Inc.&	39,345

NUMBER OF SHARES		VALUE

Energy (0.1%)
2,260	NuStar Energy, LP‡ 7.625%, 3 mo. USD LIBOR + 5.64%	$48,500
1,210	NuStar Energy, LP‡ 7.592%, 3 mo. USD LIBOR + 6.77%	29,040
2,270	NuStar Logistics, LP‡ 8.069%, 01/15/43 3 mo. USD LIBOR + 6.73%	57,408
		134,948
	Total Preferred Stocks (Cost $174,301)	174,293

Exchange-Traded Funds (1.2%)
Other (1.2%)
45,865	Invesco Senior Loan ETF^	988,849
8,250	iShares MSCI Saudi Arabia ETF	418,028
	Total Exchange-Traded Funds (Cost $1,422,658)	1,406,877

Convertible Preferred Stocks (4.0%)
Consumer Discretionary (2.2%)
19,895	Aptiv, PLCµ 5.500%, 06/15/23	2,459,221

Energy (0.0%)
1	Gulfport Energy Operating Corp.& 10.000%, 05/31/22 15.000% PIK rate	6,950

Financials (0.0%)
876	B Riley Financial, Inc. 5.250%, 08/31/28	19,885

Information Technology (1.2%)
765	Broadcom, Inc.µ 8.000%, 09/30/22	1,334,543

Utilities (0.6%)
12,111	NextEra Energy, Inc.µ 4.872%, 09/01/22	647,333
	Total Convertible Preferred Stocks (Cost $4,533,452)	4,467,932

Rights (0.0%) #&
Communication Services (0.0%)
53	Intelsat Jackson Holdings, SA (Expires 12/5/25)	0
53	Intelsat Jackson Holdings, SA (Expires 12/5/25)	0
	Total Rights (Cost $—)	0

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 23

PRINCIPAL AMOUNT		VALUE
U.S. GOVERNMENT AND AGENCY SECURITIES (2.8%)
Other (2.8%)
1,800,000	U.S. Treasury Note 2.250%, 04/30/24µ	$1,784,039
1,400,000	2.250%, 03/31/24^	1,388,133
	Total U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $3,186,202)	3,172,172

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (2.2%) #
Energy (0.4%)
97 2,254,959	Pioneer Natural Resources Company Call, 01/20/23, Strike $200.00	410,310

Materials (0.1%)
	Newmont Corp.
306 2,229,210	Call, 06/17/22, Strike $75.00	90,729
48 349,680	Call, 01/20/23, Strike $75.00	36,840
210 354,690	Vale, SA Call, 01/20/23, Strike $20.00	24,990
		152,559

Other (1.7%)
	Invesco QQQ Trust Series
300 9,397,500	Put, 06/17/22, Strike $328.00	670,800
193 6,045,725	Call, 12/16/22, Strike $450.00	12,352
2,225 222,500	iShares MSCI Emerging Markets Put, 06/17/22, Strike $43.00	421,637
1,640 6,578,040	iShares MSCI Eurozone ETF Put, 05/20/22, Strike $42.00	389,500
	SPDR S&P 500 ETF Trust
163 6,715,600	Put, 12/16/22, Strike $400.00	440,915
163 6,715,600	Call, 12/16/22, Strike $535.00	10,025
		1,945,229
	Total Purchased Options (Cost $2,684,568)	2,508,098

	TOTAL INVESTMENTS (155.8%) (Cost $186,503,046)	176,005,913

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-15.0%)		(17,000,000)
LIABILITIES, LESS OTHER ASSETS (-40.8%)		(46,011,881)
NET ASSETS (100.0%)		$112,994,032

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Written Options (-0.2%) #
Other (-0.2%)
(140) (4,385,500)	Invesco QQQ Trust Series Put, 06/17/22, Strike $290.00	$(109,480)
(1,440) (144,000)	iShares MSCI Emerging Markets Put, 06/17/22, Strike $38.00	(90,000)
	Total Written Options (Premium $124,867)	(199,480)

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $16,862,869.

^Security, or portion of security, is on loan.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2022.

&Illiquid security.

@In default status and considered non-income producing.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

#Non-income producing security.

~Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $2,868,627.

Schedule of Investments April 30, 2022 (Unaudited)

24 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

FOREIGN CURRENCY ABBREVIATIONS

AEDUAE Dirham

AUDAustralian Dollar

BRLBrazilian Real

CADCanadian Dollar

CHFSwiss Franc

CNYChinese Yuan Renminbi

DKKDanish Krone

EUREuropean Monetary Unit

GBPBritish Pound Sterling

HKDHong Kong Dollar

IDRIndonesian Rupiah

INRIndian Rupee

JPYJapanese Yen

KRWSouth Korean Won

MXNMexican Peso

NOKNorwegian Krone

PHPPhilippine Peso

QARQatari rial

SEKSwedish Krona

SGDSingapore Dollar

THBThai Baht

TWDNew Taiwan Dollar

ZARSouth African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE APRIL 30, 2022

	Value	% of Total Investments
US Dollar	$119,442,083	67.9%
European Monetary Unit	10,971,758	6.2%
Hong Kong Dollar	6,898,923	3.9%
New Taiwan Dollar	5,468,087	3.1%
Japanese Yen	5,314,528	3.0%
British Pound Sterling	4,829,108	2.7%
Canadian Dollar	4,384,966	2.5%
Indian Rupee	4,326,739	2.5%
Swiss Franc	2,324,194	1.3%
Australian Dollar	1,942,045	1.1%
Singapore Dollar	1,765,722	1.0%
Norwegian Krone	1,381,392	0.8%
South Korean Won	1,171,491	0.7%
Mexican Peso	954,035	0.5%
Swedish Krona	800,668	0.5%
Indonesian Rupiah	710,984	0.4%
South African Rand	658,969	0.4%
Thai Baht	658,935	0.4%
Philippine Peso	506,097	0.3%
UAE Dirham	490,331	0.3%
Brazilian Real	469,210	0.3%
Chinese Yuan Renminbi	186,991	0.1%
Qatari Rial	90,567	0.1%
Danish Krone	58,610	—%
Total Investments Net of Written Options	$175,806,433	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 25

Statement of Assets and Liabilities April 30, 2022 (Unaudited)

ASSETS
Investments in securities, at value (cost $186,503,046)	$176,005,913
Cash with custodian	4,251,098
Restricted cash for short positions	710
Foreign currency (cost $14,711)	14,712
Receivables:
Accrued interest and dividends	656,437
Investments sold	1,644,074
Fund shares sold	113,253
Prepaid expenses	96,338
Other assets	52,128
Total assets	182,834,663

LIABILITIES
Options written, at value (premium $124,867)	199,480
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 680,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $95,160) (Note 7)	16,904,840
Payables:
Notes payable (Note 6)	50,500,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	47,564
Investments purchased	1,783,513
Affiliates:
Investment advisory fees	157,080
Deferred compensation to trustees	52,128
Trustees’ fees and officer compensation	2,004
Other accounts payable and accrued liabilities	194,022
Total liabilities	69,840,631
NET ASSETS	$112,994,032

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 9,524,669 shares issued and outstanding	$122,486,204
Accumulated distributable earnings (loss)	(9,492,172	)*
NET ASSETS	$112,994,032
Net asset value per common shares based upon 9,524,669 shares issued and outstanding	$11.86

*Net of deferred foreign capital gains tax of $(50,583).

Statement of Operations Six Months Ended April 30, 2022 (Unaudited)

26 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

INVESTMENT INCOME
Interest	$594,413
(Amortization)/accretion of investment securities	(723,548)
Net interest	(129,135)
Dividends	1,160,611
Dividend Taxes Withheld	(67,051)
Total investment income	964,425

EXPENSES
Investment advisory fees	1,005,362
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	331,443
Interest expense on Notes Payable (Note 6)	147,330
Legal fees	30,057
Custodian fees	28,750
Transfer agent fees	22,464
Printing and mailing fees	18,650
Accounting fees	16,345
Trustees’ fees and officer compensation	10,647
Audit fees	9,931
Fund administration fees	5,954
Registration fees	1,159
Other	27,470
Total expenses	1,655,562
NET INVESTMENT INCOME (LOSS)	(691,137)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	6,697,774	(a)
Purchased options	31,553
Foreign currency transactions	(9,298)
Written options	211,968
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(36,048,594	)(b)
Purchased options	(2,083,258)
Foreign currency translations	(15,490)
Written options	75,672
NET GAIN (LOSS)	(31,139,673)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(31,830,810)

(a)Net of foreign capital gains tax of $22,310.

(b)Net of change of $106,773 in deferred capital gains tax.

Statements of Changes in Net Assets

See accompanying Notes to Financial Statements	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 27

	(Unaudited) Six Months Ended April 30, 2022	Year Ended October 31 2021

OPERATIONS
Net investment income (loss)	$(691,137)	$(508,520)
Net realized gain (loss)	6,931,997	12,036,582
Change in unrealized appreciation/(depreciation)	(38,071,670)	33,409,792
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(31,830,810)	44,937,854

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(5,654,057)	(10,875,528)
Net decrease in net assets from distributions to common shareholders	(5,654,057)	(10,875,528)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	1,641,810	7,433,922
Reinvestment of distributions resulting in the issuance of stock	140,303	318,572
Net increase (decrease) in net assets from capital stock transactions	1,782,113	7,752,494
TOTAL INCREASE (DECREASE) IN NET ASSETS	(35,702,754)	41,814,820

NET ASSETS
Beginning of period	$148,696,786	$106,881,966
End of period	$112,994,032	$148,696,786

Statement of Cash Flows

28 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

(Unaudited) Six Months Ended April 30, 2022

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$(31,831,330)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(150,439,795)
Net proceeds from disposition of short term investments	—
Proceeds paid on closing written options	(596,504)
Proceeds from disposition of investment securities, including purchased options	154,597,440
Premiums received from written options	295,126
Amortization and accretion of fixed-income securities	723,548
Amortization of offering costs on Mandatory Redeemable Preferred Shares	33,858
Net realized gains/losses from investments, excluding purchased options	(6,719,564)
Net realized gains/losses from capital gains tax	22,310
Net realized gains/losses from purchased options	(31,553)
Net realized gains/losses from written options	(211,968)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	36,048,594
Change in unrealized appreciation or depreciation on capital gains tax	106,773
Change in unrealized appreciation or depreciation on purchased options	2,083,258
Change in unrealized appreciation or depreciation on written options	(75,672)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(184,819)
Prepaid expenses	(35,105)
Other assets	9,818
Increase/(decrease) in liabilities:
Payables to affiliates	(32,221)
Other accounts payable and accrued liabilities	(63,376)
Net cash provided by/(used in) operating activities	$3,698,818

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	1,528,557
Distributions to shareholders	(5,513,754)
Distributions to Mandatory Redeemable Preferred Shareholders	(2,464)
Offering costs on Mandatory Redeemable Preferred Shares	(18,029)
Proceeds from Note payable	—
Net cash provided by/(used in) financing activities	$(4,005,690)
Net increase/(decrease) in cash and foreign currency	$(306,872)
Cash and foreign currency and restricted cash at beginning of period	$4,573,392
Cash, foreign currency and restricted cash at end of period	$4,266,520

Supplemental disclosure
Cash paid for interest expense on Notes Payable	$154,758
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$333,907
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$140,303

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash and foreign currency	4,265,810
Restricted cash for short positions	710
Total cash and restricted cash at period end	$4,266,520

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   29

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Global Total Return (the “Fund”) was organized as a Delaware statutory trust on March 30, 2004 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on October 27, 2005.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest primarily in a portfolio of common and preferred stocks, convertible securities and income producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. Under normal circumstances, the Fund will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 100% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers, in developed and emerging markets. Under normal circumstances, the Fund will invest at least 40% of its managed assets in securities of foreign issuers. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

30   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2022. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   31

Notes to Financial Statements (Unaudited)

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on MRPS. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2019 - 2021 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $52,128 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2022. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2022.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2022 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$3,186,078	$135,893,135
Proceeds from sales	—	146,768,709

The cost basis of investments for federal income tax purposes at April 30, 2022 was as follows*:

Cost basis of investments	$186,378,179
Gross unrealized appreciation	8,532,438
Gross unrealized depreciation	(19,104,184)
Net unrealized appreciation (depreciation)	$(10,571,746)

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in

32   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2022 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2021 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2021
Distributions paid from:
Ordinary income	$11,376,286
Long-term capital gains	—
Return of capital	—

As of October 31, 2021, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$509,992
Undistributed capital gains	755,606
Total undistributed earnings	1,265,598
Accumulated capital and other losses	(223,441)
Net unrealized gains/(losses)	27,033,948
Total accumulated earnings/(losses)	28,076,105
Other	(83,410)
Paid-in-capital	120,704,091
Net assets applicable to common shareholders	$148,696,786

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   33

Notes to Financial Statements (Unaudited)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2022.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2022, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 - Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2022, the Fund had no outstanding interest rate swap agreements.

34   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

As of April 30, 2022, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$2,508,098	$—
Written options(2)	—	199,480
	$2,508,098	$199,480

(1)Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at value.”

(2)Generally, the Statement of Assets and Liabilities location for “Written options” is “Options written, at value.”

For the period ended April 30, 2022, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased options	21,315
Written options	1,690

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 6 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $55.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight Bank Financing Rate (OBFR) plus 0.80%. A commitment fee of 0.10% is payable on any undrawn balance. For the period ended April 30, 2022, the average borrowings under the Agreement were $50.5 million. For the period ended April 30, 2022, the average interest rate was 0.65%. As of April 30, 2022, the amount of total outstanding borrowings was $50.5 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2022 was 0.83%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s). When collateral is returned, SSB may offset the shortfall to the amount lent to the Fund under the SSB Agreement by either lending other securities of the Fund or replacing such amount through direct loans from SSB, without notice to or consent from the Fund and does not change the amount borrowed by the Fund. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2022, approximately $37.1 million of securities were on loan ($7.9 million of fixed income securities and $29.2 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 7 – Mandatory Redeemable Preferred Shares

The Fund issued MRPS on August 24, 2021 and September 6, 2017. On August 24, 2021, 360,000 MRPS were issued with an aggregate liquidation preference of $9.0 million. Of the 360,000 MRPS that were issued, 160,000 MRPS with an aggregate liquidation preference of $4.0 million have a delayed funding date of May 24, 2022. On September 6, 2017, 480,000 were issued mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $12.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on MRPS over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into five series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at April 30, 2022.

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   35

Notes to Financial Statements (Unaudited)

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	160	$25	$4,000,000
Series B	9/06/24	4.00%	160	$25	$4,000,000
Series C	9/06/27	4.24%	160	$25	$4,000,000
Series D	8/24/26	2.45%	200	$25	$5,000,000
Series E*	5/24/27	2.68%	160	$25	$4,000,000
					$21,000,000

*Series E MRPS were issued on August 24, 2021, with a delayed funding date of May 24, 2022. Series E MRPS are not included on the Statement of Assets and Liabilities.

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Previously, Series A, B, and C of the MRPS had been assigned a rating of “AA” by Fitch Ratings, Inc. (“Fitch”). As of December 17, 2020, Kroll Bond Rating Agency LLC (“Kroll”) replaced Fitch as the rating agency for the MRPS. Series A, B, and C of the MRPS have been assigned a rating of `AA-’ by Kroll. As of August 24, 2021, the Series D MRPS and Series E MRPS have each been assigned a rating of ‘AA-’ by Kroll. If the ratings of the MRPS are downgraded, the Fund’s dividend expense may increase, as described below.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA-” by Kroll. If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Kroll, the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

With regard to the Series A MRPS, Series B MRPS or Series C MRPS, so long as any MRPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than non-cash distributions) with respect to Fund shares ranking junior to or on parity with the MRPS, unless (1) the Fund has satisfied the MRPS Overcollateralization Test (as defined below) on at least one “valuation date” in the preceding 65 calendar days, (2) immediately after such transaction the Fund would satisfy the MRPS Asset Coverage Test (as defined below), (3) full cumulative dividends on the MRPS due on or prior to the date of the transaction have been declared and paid to the holders of MRPS and (4) the Fund has redeemed the full number of MRPS required to be redeemed by any provision for mandatory redemption or deposited sufficient monies with the Fund’s paying agent for that purpose, subject to certain grace periods and exceptions.

MRPS Asset Coverage Test: Asset coverage with respect to all outstanding senior securities and preferred shares, including the MRPS, determined in accordance with Section 18(h) of the 1940 Act, on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of determination, must be greater than or equal to 225%.

MRPS Overcollateralization Test: So long as Fitch or any other NSRSO, such as Kroll, is then rating any class of the outstanding MRPS pursuant to the request of the Fund, satisfaction of only those overcollateralization ratios applicable to closed-end fund issuers with the same rating(s) as the Fund’s MRPS’ then-current rating(s) issued by Fitch or such other NSRSO, such as Kroll, by application of the applicable rating agency guidelines.

With regard to Series D MRPS and Series E MRPS, for so long as any MRPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the MRPS as to dividends or upon liquidation (collectively “non-cash distributions”)) with respect to Common Shares or any other shares of the Series or Fund ranking junior to or on a parity with the MRPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the MRPS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the MRPS as to dividends and upon liquidation), unless

36   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

(1) immediately after such transaction the Fund would satisfy the MRPS Asset Coverage Test, (2) full cumulative dividends on the MRPS due on or prior to the date of the transaction have been declared and paid to the Holders of MRPS, and (3) the Fund has redeemed the full number of MRPS required to be redeemed by any provision for mandatory redemption contained in Section 3(a) or deposited sufficient monies with the Paying Agent for that purpose (without regard to the provisions of the Special Provision); provided that the Fund may make any distributions reasonably necessary for the Fund to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code and to avoid excise tax under Section 4982 of the Internal Revenue Code (“Tax Required Payments”). For the avoidance of doubt, any such Tax Required Payments would only be paid to holders of Common Shares after full cumulative dividends due on or prior to the date of the applicable distribution and any mandatory redemptions occurring on or prior to the date of the applicable distribution have been paid to the holders of MRPS.

Except as otherwise required in the prospectus, the governing documents of the Fund, or as otherwise required by applicable law, the Fund’s preferred shareholders, including the MRPS, have one vote per share and vote together with the Fund’s common shareholders as a single class. The 1940 Act grants the holders of preferred stock the right to elect at least two Trustees at all times and the remaining Trustees will be elected by the holders of common stock and preferred stock voting as a single class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the Board of Trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 9,524,669 shares outstanding at April 30, 2022. Transactions in common shares were as follows:

	Six Months ENDED April 30, 2022	YEAR ENDED October 31, 2021
Beginning shares	9,396,571	8,912,295
Shares sold	118,315	463,105
Shares issued through reinvestment of distributions	9,783	21,171
Ending shares	9,524,669	9,396,571

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold. For the period ended April 30, 2022, the Fund sold shares that were $0.0095 in excess of net asset value at an average sales price of $14.1389.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   37

Notes to Financial Statements (Unaudited)

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$15,811,469	$—	$15,811,469
Convertible Bonds	—	34,364,195	—	34,364,195
Bank Loans	—	82,302	—	82,302
Warrants	34,862	—	—	34,862
Common Stocks U.S.	67,907,797	91,802	—	67,999,599
Common Stocks Foreign	5,109,585	40,874,529	—	45,984,114
Preferred Stocks	134,948	39,345	—	174,293
Rights	—	—	—	—
Exchange-Traded Funds	1,406,877	—	—	1,406,877
Convertible Preferred Stocks	4,460,982	6,950	—	4,467,932
U.S. Government and Agency Securities	—	3,172,172	—	3,172,172
Purchased Options	2,508,098	—	—	2,508,098
Total	$81,563,149	$94,442,764	$—	$176,005,913
Liabilities:
Written Options	$199,480	$—	$—	$199,480
Total	$199,480	$—	$—	$199,480

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   39

38   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Financial Highlights

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2022	Year Ended October 31,					Year Ended October 31,
		2021	2020	2019	2018	2017	2016	2015	2014	2013	2012
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$15.82	$11.99	$11.60	$11.65	$13.40	$12.19	$13.29	$14.21	$14.56	$13.97	$14.56
Income from investment operations:
Net investment income (loss)*	(0.07)	(0.06)	0.17	0.17	0.18	0.23	0.21	0.22	0.26	0.24	0.29
Net realized and unrealized gain (loss)	(3.29)	5.05	1.40	0.98	(0.73)	2.18	(0.11)	0.06	0.59	1.56	0.33
Total from investment operations	(3.36)	4.99	1.57	1.15	(0.55)	2.41	0.10	0.28	0.85	1.80	0.62
Less distributions to common shareholders from:
Net investment income	(0.11)	(0.24)	(0.31)	(0.41)	(0.97)	(1.09)	(0.99)	(0.85)	(0.85)	(0.82)	(0.83)
Net realized gains	(0.49)	(0.96)	(0.89)	(0.24)	(0.23)	(0.11)	(0.20)	—	(0.19)	(0.20)	(0.17)
Return of capital	—	—	—	(0.55)	—	—	(0.01)	(0.35)	(0.16)	(0.18)	(0.20)
Total distributions	(0.60)	(1.20)	(1.20)	(1.20)	(1.20)	(1.20)	(1.20)	(1.20)	(1.20)	(1.20)	(1.20)
Capital charge resulting from issuance of common and preferred shares and related offering costs	—	—	—	—	—	—	—	—	—	(0.01)	(0.01)
Premiums from shares sold in at the market offerings	—	0.0362	0.0176	—	0.0236	—	—	—	—	—	—
Net asset value, end of period	$11.86	$15.82	$11.99	$11.60	$11.65	$13.40	$12.19	$13.29	$14.21	$14.56	$13.97
Market value, end of period	$12.94	$15.86	$11.63	$12.12	$11.50	$13.98	$10.96	$11.96	$13.57	$13.99	$13.52
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	(21.75)%	42.86%	15.08%	10.35%	(5.06)%	21.44%	2.22%	2.39%	6.19%	13.56%	4.55%
Market value	(14.91)%	47.65%	6.83%	16.80%	(10.17)%	40.91%	2.13%	(3.51)%	5.54%	12.74%	0.29%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	2.48% (c)	2.30% (c)	2.75%	3.42%	2.98%	2.34%	2.11%	2.00%	1.92%	1.93%	2.07%
Net investment income (loss)	(1.03)% (c)	(0.37)% (c)	1.50%	1.48%	1.39%	1.87%	1.73%	1.56%	1.78%	1.68%	2.04%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$112,994	$148,697	$106,882	$100,526	$100,722	$113,638	$103,158	$112,474	$120,277	$123,141	$116,733
Portfolio turnover rate	69%	120%	153%	81%	119%	134%	114%	76%	95%	73%	47%
Average commission rate paid	$0.0200	$0.0179	$0.0214	$0.0317	$0.0203	$0.0272	$0.0279	$0.0279	$0.0253	$0.0170	$0.0119
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$17,000	$17,000	$12,000	$12,000	$12,000	$12,000	$—	$—	$—	$—	$—
Notes Payable (000’s omitted)	$50,500	$50,500	$37,000	$38,300	$43,000	$36,000	$42,000	$44,000	$49,000	$49,000	$41,000
Asset coverage per $1,000 of loan outstanding(d)	$3,574	$4,281	$4,213	$3,938	$3,621	$4,490	$3,456	$3,556	$3,455	$3,513	$3,847
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$265	$318	$325	$314	$324	$337	$—	$—	$—	$—	$—

*Net investment income calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.76%, 1.69%, 1.75%, 1.75%, 1.69%, 1.62%, 1.62%, 1.63%, 1.59%, 1.57% and 1.58%, respectively.

(c)Annualized.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Notes Payable outstanding, and by multiplying the result by 1,000.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

40   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
Calamos Global Total Return Fund

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Global Total Return Fund (the “Fund”) as of April 30, 2022, the related statements of operations, changes in net assets, cash flows, and the financial highlights for the six month period then ended, and the related notes (collectively referred to as the “interim financial information”). Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Fund for the year ended October 31, 2021, and the financial highlights for each of the five years in the period then ended; and in our report dated December 20, 2021, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights. Additionally, we have previously audited, in accordance with the PCAOB, the financial highlights of the Fund for the five years in the period ended October 31, 2016, 2015, 2014, 2013 and 2012; and in our report dated December 15, 2016, we expressed an unqualified opinion on such financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 17, 2022
Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

About Closed-End Funds

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   41

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Level Rate Distribution Policy

42   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. BOX 505000, Louisville, KY 40233. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund

Automatic Dividend Reinvestment Plan

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   43

for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the common shares as of the payment date, the purchase price paid by Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if such dividend or distribution had been paid in common shares issued by the Fund. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the net asset value per common share at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

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MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 505000
Louisville, KY 40233-5000
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2022 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CGOSAN 2706 2022

ITEM 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item7 is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) The information required by this Item 8 is only required in an annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The information required by this Item 9 is only required in an annual report on this Form N-CSR.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not participate directly in securities lending activity. See Note [6] to the Financial Statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for semiannual reports.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Total Return Fund

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 24, 2022

By: /s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 24, 2022

By: /s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 24, 2022